UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only

     (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

POWIN CORPORATION

(Name of Registrant as Specified In Its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(Set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 16, 2010

(May 15, 2010)

The annual meeting of the stockholders of POWIN CORPORATION, a Nevada corporation, will be held Wednesday, June 16, 2010, at 2:00 in the afternoon of that day, at the Best Western Northwind Inn & Suites, 16105 SW Pacific Hwy, King City, Oregon 97224.

1.

To elect four directors to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.

Ratify the appointment of Anton & Chia LLP as independent registered public accountant, and;.

3.

Any other business which may properly come before the meeting; including adjourning the meeting from time to time.

The Board of Directors has fixed the close of business on April 15, 2010 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.  Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy.  Your proxy may be revoked at any time before it is exercised.

By Order Of The Board Of Directors

/s/ Joseph Lu

Joseph Lu

Chairman

POWIN CORPORATION

6975 SW Sandburg Rd, Suite 326

April13, 2010

IMPORTANT NOTICE regarding the availability of proxy materials for the

Annual Meeting of Stockholders to be held on June 16, 2010:

The Company's Proxy Statement, 2009 Annual Report, Form 10-K and other proxy materials are being mailed with this Notice of Annual, Meeting of Stockholders.

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald (Ron) Horne, Chief Financial Officer, POWIN CORPORATION as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote all of the shares of Common Stock held of record by the undersigned on April 15, 2010 at the annual meeting of stockholders to be held on June 16, 2010, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION:	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Joseph Lu        Ronald Horne        Zaixiang (Fred) Liu        Ty Measom

2.	Ratify the appointment of Anton & Chia LLP as independent registered public accountant.

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.

When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_________________________________________ Signature

Dated___________________________, 2010.	_________________________________________ Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

POWIN CORPORATION

6975 SW Sandburg RD, Suite 326

Tigard, Oregon 97223

Proxy Statement for the Annual Meeting of Stockholders

(2:00 p.m., June 16, 2010)

General Information

Powin Corporation (“the Company”) if furnishing this proxy statement and enclosed proxy in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 16, 2010.  All expenses of the solicitation will be borne by the Company.  In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone.  The Company does not expect to pay any compensation for the solicitation of proxies.  The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company.  Stockholders sharing the same address are provided only one proxy statement and annual report unless the Company has been notified that separate copies are desired.  Stockholders sharing addresses who wish to receive a separate proxy statement or annual report should contact the Company in writing at 6975 SW Sandburg Rd, Suite 326, Tigard, OR 97223 or call 503-598-6659 The Company will act in accordance with your wishes.  The enclosed proxy and this Proxy Statement were first sent or given to the holders of POWIN stock on or about May 16, 2010.

The record date with respect to this solicitation is April 15, 2010 and only holders of Common Stock and/or Preferred Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting.  At the close of business on that date 160,660,871 shares of Common Stock and 1,150 shares of Preferred Stock were issued and outstanding.  Holders of Common Stock are entitled to one vote per share standing in their names on the record date.  Holders of Preferred Stock are entitled to one votes per share standing in their names on the record date.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.  A stockholder entitled to vote at the meeting can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director.

If you hold shares of the Company's stock directly as the shareholder of record and you give your proxy, your shares will be voted in accordance with your instructions.  However, if you are the shareholder of record and you give your proxy without providing voting instructions, your proxy will be voted in accordance with the recommendation of our board of directors (that is, "FOR" the election of each nominee for director named in this proxy statement).

If your shares of the Company's stock are held in street name through a broker, they will be voted in accordance with the voting instructions that you provide. If you do not provide voting instructions, your broker is only permitted to vote your shares on proposals that are considered routine under rules of the New York Stock Exchange.  As a result of recent amendments to those rules, the election of directors would not be considered to be routine.  Therefore, if your shares are held in street name and you do not give instructions to your broker, your shares will not be voted in the election of directors at the meeting.  This would be a "broker non-vote", which occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

The Board of Directors recommends that you vote FOR the election of each of the four nominees named above as directors in Class III of the Board of Directors.

Nomination of Directors

The Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings.  The Company does not have a separate charter with respect to the nomination of directors.  The Board of Directors does not believe a separate nominating committee is necessary as the Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of the Board.

The identification and selection of director nominees is made by the members of the Board in consultation with one another.  The Board has not established specific minimum qualifications for nominees, but does evaluate prospective nominees for directors based on their perceived character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors.  Other than the diversity of experience of our directors, the Board did not consider diversity in the selection of the director nominees for this annual meeting.  The Board of Directors does not have a policy concerning the consideration of director candidates recommended by stockholders, as no director candidates have been recommended by stockholders in recent years.  Any stockholder of the corporation entitled to vote for the election of directors at the annual meeting may make a nomination at the meeting, provided timely notice is given in writing to the secretary of the corporation.  To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered and received not earlier than the 150th day before such annual meeting and not later than the close of business on the later of the 120th day before such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.  Such stockholder's notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and, if known, residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the number of shares of stock of the corporation which are owned of record and beneficially by the proposed nominee and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation.  If it is determined that a nomination does not satisfy the nomination requirements, the defective nomination shall be disregarded.  The Company has not received notice of any such proposed nominee.

Communications with Directors

The Board of Directors does not have a formal process by which stockholders may send communications to the full Board of Directors or individual directors, but stockholders can mail communications to the Board or individual members at the Company's head offices, as stated on the front page of this Definitive Proxy Statement, to the attention of the Chief Financial Officer.  The Chief Financial Officer will forward such communications to the Board or the specific Director.  Stockholders are also permitted to communicate with the Board of Directors at the Company's annual meeting of stockholders. The Board is of the view that this process is sufficient for allowing stockholders to communicate with the Board.

The Company does not currently have a formal policy regarding directors' attendance at the annual meeting of stockholders, but historically all members of the Board have attended such meetings.  All members of the Board attended the 2009 annual meeting of stockholders.

Information Concerning Nominees for Election to Board of Directors and
Directors Continuing in Office

		Present	Principal			Family
		Position	Occupation			Relationship
		With	Last	Director	Term	Between
Name	Age	Company	Five Years	Since	Expires	Directors and Officers
NOMINEES:

Joseph Lu	55	Chairman, CEO and Director	CEO, POWIN Corporation	1980	2011(1)	None

Ronald Horne	65	Chief Financial Officer, Director nominee	V.P. of Finance and Chief Financial Officer	N/A	2011	None

Zaixiang (Fred) Liu	55	Director	Employee of POWIN Corporation	1980	2011(1)	None

Ty Measom (2)	46	Director	Owner/Manager, Camp Chef Cooking Products	1980	20110(1)	None

(1)

Assumes that the nominee is re-elected.  Current term expires at this annual meeting.

(2)

Not actively involved in the day-to-day management of the company.

For each member of our Board (including each person nominated for election as a director at the annual meeting), we have described below the specific experience, qualifications, attributes and skills that led to the conclusion that such person should serve on the Board.

Joseph Lu, was born in China.  He received a degree in Chinese Culture from the University of Taipei in Taiwan.  He also received a B.A. degree in Chemical Science. Mr. Lu formed Powin Corporation in 1990 and has served as its President since inception. Prior to founding Powin, Mr. Lu served as the General Manager of the Shunn Feng Ind. Co., Ltd. in Taiwan.  From 1980 to 1986 Mr. Lu was employed as an Environmental Engineer for the Sinotech Engineering Consultant Co. in Taiwan. From 1979 to 1980, Mr. Lu was a quality control inspector for the Shunn Feng. Ind. Co. Ltd. in Taiwan.  Additionally, from 1988 to 1996, Mr. Lu was the President of the Euro Belt Factory Ltd. in Taiwan.  From 1995 to 2006, Mr. Lu was the President of the Qingdao Triple Master Fitness Co., a company that manufactured fitness equipment.  In 2000, Mr. Lu began serving as president of the Qingdao Wei Long Co. Ltd., a company that manufactures outdoor camping cookware.

Xaixiang Fred Liu, was born in China.  He received his B.S. degree in 1982 from Shangdong Industry University.  Since January 2004 he has served as the vice president of Powin in charge of research and development.  He began working with Powin in 1998 as an engineer in charge of pricing, engineering, and coordinating with factories and customers.  Prior to his service with Powin, from 1982 until 1998, Mr. Lu worked at Shandong Machinery I&L Corp. High Might Co. as an exporter, vice manager, and chief economist.

Ty Measom, received his Bachelor of Science degree in Engineering from Utah State University in 1987.  From 1986 to 1990, he was a Lead Engineer for ICON Health and Fitness.  In 1990, Measom founded Camp Chef

Outdoor Cooking Products, where he as served as an owner and officer ever since. Camp Chef is located in Logan, Utah.

Ronald Horne, joined Powin Corporation on October 12, 2009 as its Chief Financial Officer. He has 35 years experience in all areas of finance and accounting, cash management, inventory control, risk management, HR management, audit management, forecasting and reporting, with 10 years in SEC reporting and Sarbanes-Oxley compliance. Prior to joining Powin, Mr. Horne served 10 years as the Controller and Vice President of Finance for PML Microbiologicals, Inc. Mr. Horne earned an accounting degree from the University Of Oregon College Of Business in 1965, and completed his B.A. in finance and accounting at the International Accountants School in Chicago, Illinois in 1972.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

Board Leadership Structure and Role in Risk Oversight

The Company is led by Joseph Lu, who serves as both Chief Executive Officer and Chairman of the Board.  The Company does not have a member of the Board of Directors who is formally identified as the lead independent director.

Our board leadership structure has proven to be effective for the Company, and we believe that having a combined President and Chairman of the Board provides the right form of leadership for the Company.  Although we have a single leader for the Company, the active participation and input of the other members of the Board in overseeing the Company's business ensures that our President and Chairman of the Board does not lead alone.

It is management's responsibility to assess and manage the Company's exposure to risk; however, the Board of Directors takes a lead in establishing guidelines and policies that govern the process.  As needed, the Board of Directors also requests and obtains from management any information that the Board considers relevant to the management of risk.  We believe that our directors provide effective oversight of the risk management function.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth those known to the Company to be beneficial owners of more than five percent (5%) of any class of the Company's securities as of May 15, 2010 (except as otherwise noted):

Name of Beneficial Owner	Common Stock Beneficially Owned, $0.001 Par Value	Percentage of Common Stock Beneficially Owned	Preferred Stock Beneficially Owned, $100 Par Value	Percentage of Preferred Stock Beneficially Owned
Joseph Lu	66,550,500	44.41%	None
6975 SW Sandburg Rd. Suite 326 Tigard, OR 97223
Mei Yi Lu	66,550,500	44.41%	None
6975 SW Sandburg Rd. Suite 326 Tigard, OR 97223
Danny Lu	8,000,000	5.00%	None
6975 SW Sandburg Rd. Suite 326 Tigard, OR 97223
Peter Lu	8,000,000	5.00%	None
6975 SW Sandburg Rd. Suite 326 Tigard, OR 97223
Allied Financial Services			100	8.70%
C/O Stephen P Pinto 2994 Baywalk Rd Alameda,Ca 94502-7914
Arthur F Arnell & Louise E Arnell Ttees Arnell Family Trust			100	8.70%
7932 Caledonia Dr San Jose,Ca 95135-2112
Stanley H Elam & Patricia E Elam Jt Ten			100	8.70%
17213 Via Del Ray San Lorenzo,Ca 94115
Marion Flaherty			100	8.70%
190 Del Mesa Carmel Carmel,Ca 93923-7951
Roy Guerro			100	8.70%
1330 Jones St Apt 101 San Francisco,Ca 94109-4110
William D Hussey & Sandra Lee Hussey Jt Ten			100	8.70%
20 Muth Dr Orinda,Ca 94563-2806
Michael T Wolf			100	8..70%
1145 Monterrey Dr Beaumont,Tx 77706-4134
Donald J Adrain			200	8.70%
287 La Costa Ave Encinitas,Ca 92024-1110

The security ownership of directors and executive officers of the Company as of May 15, 2010 is as shown in the following table.  As of May 15, 2010, there were 160,660,871 shares of Common Stock and 1,150 shares of Preferred Stock issued and outstanding.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Preferred Stock Beneficially Owned	Percentage of Preferred Stock Beneficially Owned
Joseph Lu	66,550,50--	44.41%--	None

Executive Compensation

The following table summarizes the total compensation of the Company’s President and the Company's other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Compensation	Total
Joseph Lu. Chairman of the Board and President	2009 2008	$240,000 84,000	$85,290 636,660	$900	$326,190 718,660
Zaixiang (Fred) Liu Vice President and Director	2009 2008	$72,000 51,000	$28,104 56,670	$8,400	$108,504 107,670
Jingshuang (Jeanne) Liu Operation and General Manager	2009 2008	$96,000 63,300	$46,784 91,221	$9,000	$151,784 154,521

Two Directors, Joseph Lu and Fred Liu, received 5,000 shares per quarter for service as a director in 2009, the value in dollars paid to each was $900 for the year.

The Board of Directors held two meetings during 2009.  Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 2009.  The Board of Directors serves as the audit committee, but does not have a standing compensation or nominating committee, or other committee performing similar functions.  The Audit Committee held one meeting in 2009.  See "Audit Committee Report" below for a discussion of the Audit Committee.

 Compensation Discussion and Analysis

There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions).  Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers.  In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the President and Chairman of the Board of Directors.  The Board believes that it is able to perform the functions of a compensation committee relative to executive compensation, and therefore a compensation committee of the Board is not necessary.

Executive Compensation Policy

The Company and its Board of Directors have no formal policy in respect to setting executive compensation.  However, any objective of an executive compensation program is to attract and retain qualified individuals who provide the skills and leadership necessary to enable a company to achieve earnings growth and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices.  The Board of Directors leaves the compensation of its executive officers, including the Company's President and Chief Executive Officer (CEO), to the discretion of President and CEO.

Executive Benefits

All executive officers participate in our benefit programs.  We provide health and welfare benefits, including health coverage.  In addition, our executive officers will be eligible for retirement benefits.

Related Party Transactions

On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with the Company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest.  Our Board of Directors would resolve any conflict of interest question involving our chief executive officer, and either our Board of Directors or our chief executive officer would resolve any conflict of interest issue involving any other officer or employee of the Company.  In each case, all transactions between the Company and our officers and directors will be on terms no more favorable to those related parties than the terms provided to independent third parties.

Item No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 7, 2009, the Board of Directors of the Company approved the dismissal of R.R. Hawkins CPA as the Company’s independent registered public accountant, effective December 7, 2009. On December 7, 2009, the Board of Directors of the Company approved the selection of Anton & Chia LLP as the Company’s independent registered public accountant to examine the Company’s accounts and the accounts of its subsidiaries for the prior and current fiscal years 2008, 2009, 2010 and 2011.  It is anticipated that no representative of Anton Chia LLP will be present at the annual meeting of the stockholders and therefore no one from Anton & Chia LLP will make a statement or be available to answer questions which may arise.

The following table represents a summary of fees billed to the Company from its principal independent accounts for professional services rendered for the years ended December 31, 2009 and 2008.

	December 31,
	2009	2008
Audit fee	$ 94,640	$ 95,650
Audit related fees	28,500	-
All other fees	2,499	4,700
TOTAL	$ 125,639	$ 100,350

Audit Fees

Audit fees billed by R.R. Hawkins Accounting CPA, for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K for the fiscal years ended December 31, 2009 and 2008, were $78,000 and $89,200, respectively.

Audit fees billed by Anton & Chia, LLP, for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K for the fiscal years ended December 31, 2009 was $16,600.

Audit Related Fees

For the fiscal years ended December 31, 2009 and 2008, the aggregate fees billed for assurance and related services by Hawkins Accounting CPA, relating to the performance of the audit of our financial statements which are not reported under the caption “Audit Fees” above, was $28,500  and $0.00,  respectively.

Tax Fees

The Company did not have any tax fees billed in relation to audit fees..

Based upon the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Deadline for Stockholder Proposals

It is anticipated that our 2011 annual meeting of stockholders will be held on June 16, 2011.  No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to our 2011 annual meeting of stockholders unless it complies with the proxy solicitation rules of the SEC and is received by the Company at on or before January 31, 2011.

Proxies solicited in connection with our 2011 annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies the Company by January 30, 2011 that such proposal will be made at the meeting.

Financial Statements

The annual report of the Company containing financial statements for the year ended December 31, 2009, on Form 10-K is enclosed with this Proxy Statement.

Other Business

The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting, including adjournment of the meeting from time to time.  However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

 Section 16(a) Beneficial Ownership

Reporting Compliance

Not applicable.  Our common shares are not registered under the Exchange Act and therefore our officers, directors and holders of more than 10% of our outstanding shares are not subject to the provisions of Section 16(a) which would requires them to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities.

.

By order of the Board of Directors

/s/ Joseph Lu

Chairman

April 13, 2010